                                                                     Exhibit 1.1


                         FORM OF UNDERWRITING AGREEMENT


                     ________________ Shares of Common Stock

                                       of

                           VICTORY ENTERTAINMENT CORP.

                             UNDERWRITING AGREEMENT


                               New York, New York


                                                              , 2000



Weatherly Securities Corp.
Two World Trade Center, Suite 2946
New York, New York 10048

Ladies and Gentlemen:

         Victory Entertainment Corp., a Florida corporation (the "Company"), confirms its agreement with Weatherly Securities Corp. ("Weatherly" or the "Representative," collectively with M.R. Beal & Company and the other Underwriters set forth on Schedule 1 hereto, the "Underwriters"), with respect to the sale by the Company and the purchase by the Underwriters of __________ shares (the "Firm Securities") of the Company's common stock, par value $.001 per share ("Common Stock"), in an initial public offering (the "IPO") and the grant by the Company to the Underwriters of the option described in Section 2(b) hereof to purchase up to an additional ______ shares [fifteen percent (15%) of the Firm Securities] for the purpose of covering over-allotments, if any (the "Overallotment Securities"). The Firm Securities together with the Overallotment Securities are hereinafter collectively referred to as the "Securities." The Company also proposes to issue to the Underwriters warrants to purchase up to _________ shares of Common Stock [ten percent (10%) of the Securities sold in the IPO less eighty thousand (80,000) shares] at an exercise price per share equal to one hundred sixty-five percent (165%) of the price at which the Securities are offered to the public (the "Underwriters' Warrants").



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                                      -2-



         1.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, the Underwriters as follows:

             (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, and an amendment or amendments thereto, on Form S-1 (No. 333-38794) including any related preliminary prospectus (each a "Preliminary Prospectus"), for the registration of the Securities under the Securities Act of 1933, as amended (the "Act"), which registration statement and any amendment or amendments have been prepared by the Company in conformity with the requirements of the Act and the Rules and Regulations (as hereinafter defined). Following execution of this Underwriting Agreement (the "Agreement"), the Company will promptly file (i) if the registration statement has been declared effective by the Commission, a prospectus under Rules 430A and/or 424(b) under the Act, in form satisfactory to the Underwriters, or (ii) in the event the registration statement has not been declared effective, a further amendment to said registration statement in the form heretofore delivered to the Underwriters and will not, before the registration statement becomes effective, file any other amendment thereto unless the Underwriters shall have consented thereto after having been furnished with a copy thereof. Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time the registration statement becomes effective (including the prospectus, financial statements, schedules, exhibits and all other documents filed as a part thereof and all information deemed to be a part thereof as of such time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations), is hereinafter called the "Registration Statement," and the form of prospectus in the form first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations is hereinafter called the "Prospectus." For purposes hereof, "Rules and Regulations" means the rules and regulations adopted by the Commission under either the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable.

             (b) Neither the Commission nor any state regulatory authority has issued any order preventing or suspending the use of the Registration Statement or Prospectus or any part thereof and no proceedings for a stop order have been instituted or are pending or, to the knowledge of the Company, threatened. Each of the Preliminary Prospectus, the Registration Statement and the Prospectus at the time of filing thereof conformed in all material respects with the requirements of the Act and the Rules and Regulations, and neither the Preliminary Prospectus, the Registration Statement nor the Prospectus at the time of filing thereof contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein and necessary to make the statements therein, in light of the circumstances under which they were



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                                      -3-


         made, not misleading, except that this representation and warranty does not apply to statements made or statements omitted in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriters by or on behalf of the Underwriters expressly for use in such Preliminary Prospectus, Registration Statement or Prospectus.

             (c) When the Registration Statement becomes effective (the "Effective Date") and at all times subsequent thereto up to the Closing Date and the Overallotment Closing Date (as hereinafter defined), and during such longer period as the Prospectus may be required to be delivered in connection with sales by the Underwriters or a dealer, the Registration Statement and Prospectus will in all material respects comply with the requirements of the Act and the Rules and Regulations; neither the Registration Statement, nor any amendment thereto, at the time the Registration Statement or such amendment is declared effective under the Act, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as of its date, at the Closing Date and at the Overallotment Closing Date, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty does not apply to statements made or statements omitted in reliance upon and in conformity with information supplied to the Company in writing by or on behalf of the Underwriters expressly for use in the Registration Statement or Prospectus or any amendment thereof or supplement thereto.

             (d) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Florida. Each of the Company's subsidiaries has been duly incorporated or organized and is validly existing as a corporation in good standing under the laws of its state of incorporation or organization. Each of the Company and its subsidiaries is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of its properties or the character of its operations requires such qualification to do business, except where the failure to so qualify would not have a material adverse effect on the financial condition, prospects, properties, business or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect"). Each of the Company and its subsidiaries has all requisite power and authority (corporate and other), and has obtained any and all necessary authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies (including, without limitation, those having jurisdiction over environmental or similar matters), to own or lease its properties and conduct its business as described in the Prospectus, except where the failure to comply would not have a Material Adverse Effect; each of the Company and its subsidiaries is and has been doing business in compliance with all such authorizations, approvals, orders, licenses, certificates, franchises and permits and all federal, state, local and foreign laws, rules and regulations, except where the failure to comply would not have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, license, certificate, franchise or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect. The disclosures, if any, in the Registration Statement concerning the effects of federal, state, local and foreign laws, rules and regulations on the Company's business as currently conducted and as contemplated are correct in all material respects.

             (e) The Company has a duly authorized, issued and outstanding capitalization as set forth in the Prospectus under the caption "Capitalization" and will have the pro forma as adjusted capitalization set forth therein on the Closing Date, based upon the assumptions set forth therein, subject in each case to any shares of Common Stock which may have been issued subsequent to June 30, 2000 upon exercise of outstanding warrants or stock options, and the Company is not a party to or bound by any instrument, agreement or other arrangement providing for the Company to issue any capital stock, rights, warrants, options or other securities, except for this Agreement and as otherwise described in the Prospectus. The Securities, the Underwriters' Warrants and all other securities issued or issuable by the Company conform or, when issued and paid for, will conform in all respects to all statements with respect thereto contained in the Registration Statement and the Prospectus. All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company, or similar contractual rights granted by the Company to subscribe for or purchase securities. The Securities and the Underwriters' Warrants to be issued and sold by the Company hereunder, and upon payment therefor, are not and will not be subject to any preemptive or other similar rights of any shareholder to subscribe for or purchase securities, have been duly authorized and, when issued, paid for and delivered in accordance with the terms hereof and thereof, will be validly issued, fully paid and non-assessable and will conform to the descriptions thereof contained in the Prospectus; the holders thereof will not be subject to any liability solely as such holders; all corporate action required to be taken for the authorization, issuance and sale of the Securities and the Underwriters' Warrants has been duly and validly taken; and the certificates, if any, representing the Securities and the Underwriters' Warrants will be in due and proper form. Authorized shares of


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                                      -5-


         Common Stock have been reserved for issuance by the Company upon exercise by the Underwriters of the Underwriters' Warrants and when certificates evidencing the shares of Common Stock issuable upon the exercise of the Underwriters' Warrants have been duly executed, countersigned, registered, issued and delivered upon exercise of the Underwriters' Warrants in accordance with the terms thereof, such shares will be validly issued, fully paid and non-assessable.

             (f) The financial statements of the Company, together with the related notes and schedules thereto, included in the Registration Statement and the Prospectus fairly present the financial position and the results of operations of the Company and its predecessor at the respective dates and for the respective periods to which they apply; and such financial statements have been prepared in conformity with generally accepted accounting principles and the Rules and Regulations, consistently applied throughout the periods involved. There has been no material adverse change or development involving a change in the financial condition, prospects, properties, business or results of operation of the Company and its subsidiaries, taken as a whole (a "Material Adverse Change"), whether or not arising in the ordinary course of business, since the dates of the financial statements included in the Registration Statement and the Prospectus and the outstanding debt, the property, both tangible and intangible, and the business of the Company conform in all material respects to the descriptions thereof contained in the Registration Statement and in the Prospectus.

             (g) To the Company's knowledge, BDO Seidman, LLP, whose report is filed with the Commission as a part of the Registration Statement, is an independent certified public accountant as required by the Act and the Rules and Regulations.

             (h) Each of the Company and its subsidiaries (i) has paid all federal, state, local and foreign taxes for which it is liable, including, but not limited to, withholding taxes and taxes payable under Chapters 21 through 24 of the Internal Revenue Code of 1986 (the "Code"), (ii) has furnished all tax and information returns it is required to furnish pursuant to the Code, and has established adequate reserves for such taxes which are not due and payable, and (iii) does not have knowledge of any tax deficiency or claims outstanding, proposed or assessed against it.

             (i) The Company maintains insurance, which is in full force and effect, of the types and in the amounts which it reasonably believes to be adequate for its business, including, but not limited to, personal injury and product liability insurance covering all material personal and real property owned or leased by the Company or any of its subsidiaries against fire, theft, damage and all risks customarily insured against.

             (j) Except as disclosed in the Prospectus, there is no action, suit, proceeding, inquiry, investigation, litigation or governmental proceeding (including,


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                                      -6-


         without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, pending or, to the knowledge of the Company, threatened against, or involving the properties or business of the Company which: (i) questions the validity of the capital stock of the Company or this Agreement or of any action taken or to be taken by the Company pursuant to or in connection with this Agreement; (ii) is required to be disclosed in the Registration Statement which is not so disclosed (and such proceedings as are summarized in the Registration Statement are accurately summarized in all respects); or (iii) would reasonably be expected to have a Material Adverse Effect.

             (k) The Company has full legal right, power and authority to enter into this Agreement and the Underwriters' Warrants and to consummate the transactions provided for in this Agreement; and each of this Agreement and the Underwriters' Warrants has been duly authorized, executed and delivered by the Company. Each of this Agreement and the Underwriters' Warrants constitutes a legally valid and binding agreement of the Company, subject to due authorization, execution and delivery by the Underwriters, enforceable against the Company in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law). Neither the Company's execution or delivery of this Agreement or the Underwriters' Warrants, its performance hereunder or thereunder, its consummation of the transactions contemplated herein and therein, nor the conduct of its business as described in the Registration Statement, the Prospectus and any amendments or supplements thereto, conflicts with or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or results or will result in the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon any property or assets (tangible or intangible) of the Company or any of its subsidiaries pursuant to the terms of: (i) its respective articles or certificate of organization or incorporation or by-laws; (ii) any license, contract, indenture, mortgage, deed of trust, voting trust agreement, shareholders' agreement, note, loan or credit agreement or any other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of its properties or assets (tangible or intangible) is or may be subject; or (iii) any statute, judgment, decree, order, rule or regulation applicable to the Company or any of its subsidiaries of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body (including, without limitation, those having jurisdiction over environmental or similar


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                                      -7-


         matters), domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their respective activities or properties.

             (l) No consent, approval, authorization or order of, and no filing with, any court, regulatory body, government agency or other body, domestic or foreign, is required for the performance by the Company or any of its subsidiaries of this Agreement and the transactions contemplated hereby, except such as have been or may be obtained under the Act or may be required under state securities or Blue Sky laws in connection with (i) the Underwriters' purchase and distribution of the Firm Securities and Overallotment Securities to be sold by the Company hereunder or (ii) the issuance and delivery of the Underwriters' Warrants.

             (m) All executed agreements or copies of executed agreements (whether electronically scanned or otherwise) filed as exhibits to the Registration Statement (the "Material Agreements") to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries may be bound or to which any of its assets, properties or businesses may be subject have been duly and validly authorized, executed and delivered by the Company or any of its subsidiaries, and constitute legally valid and binding agreements of the Company or any of its subsidiaries party thereto, enforceable against it in accordance with their respective terms, except to the extent there is no Material Adverse Effect. The descriptions contained in the Registration Statement of contracts and other documents are accurate in all material respects and fairly present the information required to be shown with respect thereto by the Rules and Regulations and there are no material contracts or other documents which are required by the Act or the Rules and Regulations to be described in the Registration Statement or filed as exhibits to the Registration Statement which are not described or filed as required, and the exhibits which have been filed are complete and correct copies of the documents of which they purport to be copies.

             (n) Subsequent to the respective dates as of which information is set forth in the Registration Statement and Prospectus, and except as may otherwise be indicated or contemplated herein or therein, neither the Company nor any of its subsidiaries has: (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money in any amount; (ii) entered into any transaction other than in the ordinary course of business; (iii) declared or paid any dividend or made any other distribution on or in respect of its capital stock; or (iv) made any changes in capital stock or changes in debt (long or short term) or liabilities other than in the ordinary course of business; or (v) suffered a Material Adverse Change.

             (o) Except as disclosed in the Prospectus, no default exists in the due performance and observance of any term, covenant or condition of any license, contract, indenture, mortgage, installment sales agreement, lease, deed of trust, voting trust agreement, shareholders' agreement, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries may be bound or to or by which any of its property or assets (tangible or intangible) is subject or affected except where such default does not, and would not reasonably be expected to, have a Material Adverse Effect.

             (p) Each of the Company and its subsidiaries has generally enjoyed a satisfactory employer-employee relationship with its employees and is in compliance in all material respects with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours.

             (q) Since its inception, neither the Company nor any of its subsidiaries has incurred any liability arising under or as a result of the application of the provisions of the Act and has not incurred any liability as a result of any of the issuances set forth in Item 15 of the Registration Statement.

             (r) Except as would not have a material adverse effect upon the Company, the Company has maintained its "employee benefit plans," as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Except as disclosed in the Prospectus, the Company does not maintain or contribute to a defined benefit plan, as defined in Section 3(35) of ERISA, or a multiemployer plan, as defined in Section 3(37) of ERISA.

             (s) Neither the Company nor any of its subsidiaries is in violation in any material respect of any domestic or foreign laws, ordinances or governmental rules or regulations to which it is subject.

             (t) Except as described in the Prospectus or except as have been waived prior to the date hereof, no holders of any securities of the Company or of any options, warrants or other convertible or exchangeable securities of the Company exercisable for or convertible or exchangeable for securities of the Company have the right to include any securities issued by the Company in the Registration Statement or to require the Company to file a registration statement under the Act in connection with the offering of the Securities.

             (u) Neither the Company nor, to the Company's knowledge, any of its employees, directors, shareholders or affiliates (within the meaning of the Rules and Regulations) has taken, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result in, under the Ex-change Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or otherwise.

             (v) Except as described in the Prospectus, none of the patents, patent applications, trademarks, service marks, trade names and copyrights, or licenses and rights to the foregoing presently owned or held by the Company or any of its subsidiaries is in dispute or is in any conflict with the right of any other person or entity within the Company's or any of its subsidiaries' current area of operations nor has the Company received notice of any of the foregoing. To the Company's knowledge, each of the Company and its subsidiaries: (i) owns or has the right to use, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever, all patents, trademarks, service marks, trade names and copyrights, technology and licenses and rights with respect to the foregoing used in the conduct of its business as now conducted or proposed to be conducted without infringing upon or otherwise acting adversely to the right or claimed right of any person, corporation or other entity under or with respect to any of the foregoing; and (ii) except as set forth in the Prospectus, is not obligated or under any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, trademark, service mark trade name, copyright, know-how, technology or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise.

             (w) Except as disclosed in the Prospectus, the Company, directly or through its subsidiaries, has unrestricted rights and/or licenses to market and distribute the programming and related merchandise of The Dooley and Pals Show, Vamps, Sk8ratz, ExtremeTeam and Nextbigstar.com, free and clear of and without violating any right, lien or claim of others.

             (x) The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all the material trade secrets, trademarks, know-how (including unpatented and/or unpatentable proprietary and confidential information), technical data and information ("Intellectual Property") material to the business or operations of the Company and its subsidiaries, taken as a whole.

             (y) On or before the Effective Date of the Registration Statement, the Company shall cause to be duly executed legally binding and enforceable agreements (the "Lock-Up Agreements") pursuant to which (i) each of the Company's officers and directors, and each person who received options to purchase shares of Common Stock under the Company's 2000 Long Term Incentive and Share Award Plan (the "Plan"), executed a Lock-Up Agreement substantially in the form of EXHIBIT 1, and (ii) except as set forth in the Prospectus, all other persons who own Common Stock or other se-curities exercisable for Common Stock have executed a Lock-Up Agreement substantially in the form of EXHIBIT 2.

             (z) Except as previously disclosed to the Underwriters in writing, the Company has not incurred any liability and there are no arrangements or understandings for services in the nature of a finder's or origination fee with respect to the sale of the Securities or any other arrangements, agreements, understandings, payments or issuances with respect to the Company or any of its officers, directors or affiliates that may adversely affect the Underwriters' compensation, as determined by the National Association of Securities Dealers, Inc. ("NASD").

             (aa) The Firm Securities have been approved for quotation on the Nasdaq National Market System of the Nasdaq Stock Market, Inc. ("Nasdaq") subject to official notice of issuance.

             (bb) Neither the Company nor, to the knowledge of the Company, any of its officers, employees, agents or any other person acting on behalf of the Company has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency (domestic or foreign) or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is or may be in a position to help or hinder the business of the Company (or assist the Company in connection with any actual or proposed transaction) which: (a) might subject the Company or any other such person to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign) which would have a Material Adverse Effect; (b) if not given in the past, would have had a Material Adverse Effect; and (c) if not continued in the future, would reasonably be expected to have a Material Adverse Effect. The Company's internal accounting controls are sufficient to cause the Company to comply with the Foreign Corrupt Practices Act of 1977, as amended.

             (cc) The Company has entered into employment agreements with Michael Gerber, Art David and Jacob (Kobi) Jaeger as described in the Prospectus.

             (dd) No securities of the Company have been sold by the Company since its inception, except as disclosed in Part II of the Registration Statement and except for the issuance of shares of common stock upon the exercise of outstanding warrants and stock options. All sales of securities set forth in Part II of the Registration Statement were made pursuant to a valid exemption from registration under the Act and in compliance with any applicable state or federal law.

             (ee) The minute books of the Company have been made available to Ruskin, Moscou, Evans & Faltischek, P.C. ("Underwriters' Counsel") and contain a complete summary of all meetings and actions of the Board of Directors and Shareholders of the Company since May 1999.

             (ff) Except as previously disclosed to Weatherly, no officer, director or, to the Company's knowledge, shareholder of the Company has any affiliation or association with any member of the NASD.

             (gg) The Company has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property owned or leased by it and except for a general security interest held by Wardley Investments Limited which will terminate upon repayment of certain promissory notes upon consummation of the IPO, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects, or other restrictions or equities of any kind whatsoever, other than liens for taxes or assessments not yet due and payable except where the failure to comply would not have a Material Adverse Effect.

             (hh) Three (3) members of the Company's audit committee, as described in the Prospectus, qualify as "independent directors" under the Rules and Regulations of Nasdaq. All transactions between the Company and its officers and directors required to be disclosed under the Rules and Regulations as "related party transactions" have been disclosed in the Prospectus under "Related Party Transactions" in accordance with the Rules and Regulations.

         1.2 REPRESENTATIONS AND WARRANTIES OF THE UNDERWRITERS. Each Underwriter represents and warrants to, and agrees with, the Company as follows:

             (a) Such Underwriter is a "qualified institutional buyer" as defined in Rule 144A of the Act.

             (b) Such Underwriter is acquiring the Underwriters' Warrants for its own account for investment and not with a view to distribution, and with no present intention of distributing the Underwriters' Warrants or the shares of Common Stock issuable upon the exercise thereof or selling the Underwriters' Warrants or the shares of Common Stock issuable upon the exercise thereof for distribution. Such Underwriter understands that the Underwriters' Warrants are being issued to such Underwriter in a transaction which is exempt from the registration requirements of the Act. Such Underwriter's acceptance of the Underwriters' Warrants shall constitute a confirmation of the foregoing representation and warranty and understanding thereof.

             (c) Such Underwriter has such knowledge and experience in financial and business matters as is required for evaluating the merits and risks of making this investment, and such Underwriter has received such information requested by the Underwriters concerning the business, management and financial affairs of the Company in order to evaluate the merits and risks of making this investment. Further, such Underwriter acknowledges that such Underwriter has had the opportunity to ask questions of, and receive answers from, the officers of the Company concerning the terms and conditions of this investment and to obtain information relating to the organization, operation and business of the Company and of the Company's contracts, agreements and obligations.

             (d) Such Underwriter is making the foregoing representations and warranties with the intent that they may be relied upon by the Company in determining the suitability of the issuance of the Underwriters' Warrants to such Underwriter for purposes of federal and state securities laws.

             (e) Such Underwriter further acknowledges that such Underwriter has been advised that such Underwriters' Warrants and the shares of Common Stock issuable upon exercise thereof have not been registered under the provisions of the Act.

             (f) Such Underwriter has carefully evaluated the risks of this investment, and understands and has relied only on the information provided to it in writing by the Company relating to this investment.

             (g) Such Underwriter has taken all actions reasonably necessary to ensure that the Underwriter's participation in the IPO complies with the Conduct Rules of the NASD.

         2. PURCHASE, SALE AND DELIVERY OF THE SECURITIES AND
            AGREEMENT TO ISSUE UNDERWRITERS' WARRANTS.

             (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter, severally and not jointly, agrees to purchase from the Company, the number of Firm Securities set forth opposite its name on Schedule 1 hereto at a purchase price of _________[ninety-two percent (92%) of the public offering price] per security.

             (b) In addition, on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters to purchase all or any portion of the Overallotment Securities. The option granted hereby will expire forty-five (45) days after the date of this Agreement, and may be exercised in whole or in part from at any time (but not more than once) only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Firm Securities upon notice by the Underwriters to the Company setting forth the number of Overallotment Securities as to which the Underwriters are then exercising the option and the time and date of payment and delivery for such Overallotment Securities. Any such time and date of delivery shall be determined by the Underwriters, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Date, unless otherwise agreed to in writing between the Underwriters and the Company. Nothing herein contained shall obligate the Underwriters to make any over-allotments. No Overallotment Securities shall be delivered unless the Firm Securities shall be simultaneously delivered or shall theretofore have been delivered as herein provided.

             (c) Payment of the purchase price for, and delivery of certificates for, the Firm Securities shall be made at the offices of Weatherly at Two World Trade Center, Suite 2946, New York, New York 10048 or at such other place as shall be designated by Weatherly. Such delivery and payment shall be made at 10:00 a.m. (New York City time) on ________ __, 2000 or at such other time and date as shall be agreed to in writing between the Company and the Underwriters but not more than five
         (5) business days after the Effective Date of the Registration Statement (such time and date of payment and delivery being hereafter called "Closing Date"). In addition, in the event that any or all of the Overallotment Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for such Overallotment Securities shall be made at the above-mentioned office or at such other place and at such time (such time and date of payment and delivery being hereinafter called "Overallotment Closing Date") as shall be agreed upon by the Underwriters and the Company on the Overallotment Closing Date as specified in the notice from the Underwriters to the Company as contemplated in paragraph (b) above. Delivery of the certificates for the Firm Securities and the Overallotment Securities, if any, shall be made to the Underwriters against payment by the Underwriters of the purchase price for the Firm Securities and the Overallotment Securities, if any, to the order of the Company by wire transfer of immediately available funds, and certificates for the Firm Securities and the Overallotment Securities, if any, shall be in definitive, fully registered form, shall bear no restrictive legends and shall be in such denominations and registered in such names as the Underwriters may request in writing at least two
         (2) business days prior to Closing Date or the Overallotment Closing Date, as the case may be. The certificates for the Firm Securities and the Overallotment Securities, if any, shall be made available to Weatherly at the above-mentioned office or such other place as the Underwriters may designate for inspection, checking and packaging no later than 9:30 a.m. on the last business day prior to the Closing Date or the Overallotment Closing Date, as the case may be.

         The Company shall not be obligated to sell any Securities hereunder unless all Firm Securities to be sold by the Company are purchased hereunder. The Company agrees to issue and sell the Securities to the Underwriters in accordance herewith.

             (d) On the Closing Date, the Company shall issue the Underwriters' Warrants, which shall entitle the holders thereof to purchase up to ________ shares of Common Stock [an amount equal to ten (10%) percent of the Securities sold in the IPO less eighty thousand (80,000) shares] in amounts as the Representative shall instruct the Company. The Underwriters' Warrants shall be exercisable for a period of five (5) years at an initial exercise price equal to one hundred sixty-five percent (165%) of the initial public offering price of the Firm Securities. The Underwriters' Warrants shall provide that the holder thereof shall not, directly or indirectly, offer to sell, sell, grant any option for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber the Underwriters' Warrants or the shares of Common Stock issuable upon the exercise of or dispose of any beneficial interest therein for a period of not less than twelve (12) months. The Underwriters' Warrants shall be substantially in the form filed as
         Exhibit 10.30 to the Registration Statement. The Company has reserved and shall continue to reserve a sufficient number of shares of Common Stock for issuance upon exercise of the Underwriters' Warrants.

         3. PUBLIC OFFERING OF THE SECURITIES. As soon after the Registration Statement becomes effective and as the Underwriters deems advisable, but in no event more than five (5) business days after such Effective Date, the Underwriters shall make a public offering of the Securities at the price and upon the other terms set forth in the Prospectus and otherwise in compliance with the Rules and Regulations. The Underwriters may allow such concessions and discounts upon sales to other dealers as set forth in the Prospectus. The Underwriters may from time to time increase or decrease the public offering price after distribution of the Securities has been completed and after the Underwriters have exercised any option to purchase Overallotment Securities to such extent as the Underwriters, in their sole discretion, deem advisable and otherwise in compliance with the Rules and Regulations.

         4. COVENANTS OF THE COMPANY. The Company covenants and agrees with the Underwriters as follows:

             (a) The Company shall use its best efforts to cause the Registration Statement (if it has not already become effective) and any amendments thereto to become effective as promptly as practicable and will not at any time, whether before or after the Effective Date of the Registration Statement, file any amendment to the Registration Statement or supplement to the Prospectus or file any document under the Ex-change Act within twenty-five (25) days after the date of the Prospectus except for Form 8-A to which the Underwriters shall have objected; provided such filing is not required by the Rules and Regulations; or (iii) .which is not in compliance with the Act, the Exchange Act or the Rules and Regulations.

             (b) As soon as the Company is advised or obtains knowledge thereof, the Company will advise the Underwriters and, if requested by the Underwriters, confirm by notice in writing: (i) when the Registration Statement, as amended, becomes effective (if it has not already become effective), if the provisions of Rule 430A promulgated under the Act will be relied upon, when the Prospectus has been filed in accordance with said Rule 430A and when any post-effective amendment to the Registration Statement becomes effective; (ii) of the issuance by the Commission of any stop order or of the initiation or the threatening of any proceeding suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Prospectus, or any amendment or supplement thereto, or the institution of proceedings for that purpose; (iii) of the issuance by any state securities commission of any proceedings for the suspension of the qualification of the Securities for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose; (iv) of the receipt of any comments from the Commission; and (v) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information. If the Commission or any state securities commission or regulatory authority shall enter a stop order or suspend such qualification at any time, the Company will make every reasonable effort to obtain promptly the lifting of such order.

             (c) The Company shall file the Prospectus (in form and substance satisfactory to the Underwriters) or transmit the Prospectus by a means reasonably calculated to result in filing with the Commission pursuant to Rule 424(b) within the time periods specified therein.

             (d) The Company will give the Underwriters notice of its intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus which the Company proposes for use by the Underwriters in connection with the offering of the Securities which differs from the corresponding prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the Rules and Regulations), will furnish the Underwriters with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such prospectus to which the Underwriters or Underwriters' Counsel shall reasonably object.

             (e) The Company shall cooperate in good faith with the Underwriters, and Underwriters' Counsel, at or prior to the time the Registration Statement becomes effective, in endeavoring to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Underwriters may reasonably designate, and shall cooperate with the Underwriters and Underwriters' Counsel in the making of such applications, and filing such documents and shall furnish such information as may be required for such purpose; provided, however, the Company shall not be required to qualify as a foreign corporation or file a general consent to service of process in any such jurisdiction. In each jurisdiction where such qualification shall be effected, the Company will, unless the Underwriters agree that such action is not at the time necessary or advisable, use all reasonable efforts to file and make such statements or reports at such times as are or may reasonably be required by the laws of such jurisdiction to continue such qualification.

             (f) During the time when the Prospectus is required to be delivered under the Act, the Company shall use all reasonable efforts to comply with all requirements imposed upon it by the Act and the Exchange Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and the Prospectus, or any amendments or supplements thereto. If at any time when the Prospectus relating to the Securities is required to be delivered under the Act any event shall have occurred as a result of which the Prospectus, as then amended or supplemented, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will notify the Underwriters promptly and prepare and file with the Commission an appropriate amendment or supplement in accordance with Section 10 of the Act, each such amendment or supplement to be reasonably satisfactory to Underwriters' Counsel, and the Company will furnish to the Underwriters a reasonable number of copies of such amendment or supplement.

             (g) As soon as practicable, but in any event not later than forty-five (45) days after the end of the twelve-month period commencing on the day after the end of the fiscal quarter of the Company during which the Effective Date of the Registration Statement occurs (90 days in the event that the end of such fiscal quarter is the end of the Company's fiscal year), the Company shall make generally available to its security holders, in the manner specified in Rule 158(b) of the Rules and Regulations, and to the Underwriters, an earnings statement which will be in such form and detail required by, and will otherwise comply with, the provisions of Section 11(a) of the Act and Rule 158(a) of the Rules and Regulations, which statement need not be audited unless required by the Act, covering a period of at least twelve (12) consecutive months after the Effective Date of the Registration Statement.

             (h) During a period of three (3) years after the date hereof and provided that the Company is required to file reports with the Commission under Section 12 of the Exchange Act, the Company will furnish to its shareholders, as soon as practicable, annual reports (including financial statements audited by independent public accountants), and will deliver to the Underwriters:

                 (i) as soon as they are available, copies of all reports
             (financial or other) mailed to shareholders;

                 (ii) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, the NASD or any securities exchange;

                 (iii) a copy of any Schedule 13D, 13G, 14D-l, 13E-3 or 13E-4 received or filed by the Company from time to time;

                 (iv) every press release and every material news item or
             article of interest to the financial community in respect of the Company and any future subsidiaries or their affairs which was released or prepared by the Company which are reasonably available; and

                 (v) any additional information of a public nature concerning the Company and any future subsidiaries or their respective businesses which the Underwriters may reasonably request which is reasonably available.

             During such three-year period, if the Company has active subsidiaries, the foregoing financial statements will be on a consolidated basis to the extent that the accounts of the Company and its subsidiaries are consolidated and, if available, will be accompanied by similar financial statements for any significant subsidiary which is not so consolidated.

             (i) The Company will furnish to the Underwriters or pursuant to the Underwriters' direction, without charge, at such place as the Underwriters may designate, copies of each Preliminary Prospectus, the Registration Statement and any pre-effective or post-effective amendments thereto (two copies of which will be signed and will include all financial statements and exhibits), the Prospectus, and all amendments and supplements thereto, including any prospectus prepared after the Effective Date of the Registration Statement, in each case as soon as available and in such quantities as the Underwriters may reasonably request.

             (j) The Company will not take, and the Company shall take reasonable steps to prevent its officers, directors and affiliates from taking, directly or indirectly, any action designed to, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company except as may be permitted under the Act or the Exchange Act.

             (k) The Company shall apply the net proceeds from the sale of the Securities in the manner, and subject to the provisions, set forth under the caption "Use of Proceeds" in the Prospectus.

             (l) The Company shall take such steps as shall be necessary to ensure that neither the Company nor any subsidiary shall become an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

             (m) The Company shall timely file all such reports, forms or other documents as may be required from time to time under the Act, the Exchange Act and the Rules and Regulations, and all such reports, forms and documents filed will comply as to form and substance with the applicable requirements under the Act, the Exchange Act and the Rules and Regulations.

             (n) For a period of one (1) year from the Effective Date of the Registration Statement, the Company shall furnish to the Underwriters at the Company's sole expense upon the Underwriters' request following reasonable notice, but no more than four (4) times in the aggregate, daily consolidated transfer sheets relating to the Securities.

             (o) The Company will not take any action to facilitate the sale of any shares of Common Stock pursuant to Rule 144 under the Act or otherwise if any such sale would violate the terms of the Lock-up Agreements. The Lock-up Agreements shall be substantially in the form attached hereto as EXHIBIT 1, in the case of the parties referred to in
         Section 1.1(y)(i) above, and as EXHIBIT 2, in the case of the parties referred to in Section 1.1(y)(ii) above.

             (p) Prior to the 120th day after the Overallotment Closing Date, the Company will provide the Underwriters and their respective designees with ten (10) bound volumes of the transaction documents relating to the Registration Statement and the closings thereunder.

             (q) Until a date which is three (3) years from the Closing Date, the Company shall use commercially reasonable efforts to cause one (1) individual selected by the Representative to be nominated for election to the Board of Directors of the Com-pany (the "Board"), if requested by the Representative and provided such individual is reasonably acceptable to and approved by the Company. The Underwriters' nominee, if elected, shall receive the same compensation as the other non-employee members of the Board. [Alternatively, the Representative shall be entitled to appoint an individual who shall be permitted to attend all meetings of the Board and to receive all notices and other correspondence and communications sent by the Company to members of the Board, and copies of all minutes thereof.] The Company shall reimburse the Representative designee for his or her out-of-pocket expenses reasonably incurred and authorized in advance by the Company in connection with his or her attendance at Board meetings. To the extent permitted by law, the Company agrees to indemnify the Representative's designee to the same extent it indemnifies the other non-employee members of the Board. The Representative's nominee shall, if a member of the Board and if so requested by the Chairman of the Board, be a member of the Audit Committee of the Board. The Representative's nominee or designee, as the case may be, shall agree not to disclose any non-public information and shall, if requested by the Company, execute and deliver a non-disclosure agreement upon terms reasonably acceptable to the Company. The Company reserves the right not to provide information and to exclude such Representative's attendee from any meeting or portion thereof if attendance at such meeting by such attendee would compromise or adversely affect the attorney-client privilege between the Company and its counsel, or would, in the good faith judgment of the Board, result in a conflict of interest situation. The Company shall use its reasonable efforts to promptly bring to the attention of such attendee any agenda item that, in the good faith judgment of the Board, would result in any trade secret, privileged matter or a conflict of interest arising during such meeting and the Board may exclude such attendee (or alternatively, the attendee shall be entitled to exclude himself or herself) from any deliberation or discussion of the Board concerning such trade secret (if the observer has not executed a confidentiality agreement), privileged matter or dissemination of such information. If such observer in his or her good faith judgment believes that an item to be discussed shall result in a conflict, then such observer shall promptly bring such conflict to the attention of the Chairman of the Board. In no event shall any provision of this paragraph waive any obligation of confidentiality to the Company owed by any such attendee or the Representative.

             (r) The Company will use commercially reasonable efforts to engage BDO Seidman, LLP (or a substitute independent certified public accounting firm having a national reputation reasonably acceptable to the Representative) on or before the Closing Date, and continuously engage such firm for three (3) years following the Closing Date.

             (s) On or prior to the Closing Date, the Company will give written instructions to the Transfer Agent directing the placement of stop-order restrictions against all certificates representing all securities of the Company owned by the persons who have entered into Lock-Up Agreements.

             (t) The Underwriters acknowledge that the Company will use its best efforts to obtain key-man life insurance policy with respect to Mr. Gerber in the amount of $3,000,000 and to keep such insurance in effect until the third anniversary of the Effective Date, assuming such insurance is available on commercially reasonable terms.

             (u) As soon as practicable, but in no event more than five (5) business days after the Effective Date of the Registration Statement, the Company shall file a Form 8-A with the Commission providing for the registration under the Exchange Act of the Securities.

             (v) During the period commencing on the date hereof and ending on the first anniversary of the Effective Date (the "Lock-up Period"), except with the written consent of the Underwriters, the Company will not issue or sell, directly or indirectly, any shares of its capital stock, or sell or grant options, or warrants or rights to purchase any shares of its capital stock, except pursuant to (i) this Agreement,
         (ii) the Underwriters' Warrants, (iii) the exercise of warrants and options of the Company heretofore issued and described in the Prospectus, (iv) the grant of options and the issuance of shares issued upon exercise of options issued or to be issued under the Plan and (v) the issuance of shares of Common Stock in connection with the settlement of the litigation CMI INTERNATIONAL HOLDING LTD. v. LIGHTPOINT ENTERTAINMENT, INC., ET AL. (the "CMI Litigation"). Notwithstanding the foregoing, the Company may issue shares of its Common Stock during the Lock-up Period in connection with (i) acquisitions, strategic alliances or joint ventures or (ii) compensation for directors or consultants (not in excess of 100,000 shares during the Lock-Up Period for purposes of this clause (ii)) ("Excepted Transactions"); provided, however, that: (i) the Company shall give Weatherly five (5) days prior written notice of any such issuance describing the Excepted Transaction in reasonable detail and stating the number of shares of Common Stock proposed to be issued in the Excepted Transaction, (ii) all Common Stock issued in connection with the Excepted Transaction shall remain subject to the lock-up restrictions of this Section 4(v) for the remainder of the Lock-up Period, (iii) prior to any such issuance of Common Stock, each person that is to acquire any such Common Stock shall sign a lock-up agreement in form and substance reasonably acceptable to Weatherly covering all such shares of Common Stock for the remainder of the Lock-up Period and
         (iv) no such issuance shall be made unless and until the re-quirements and conditions in the foregoing clauses (i), (ii) and (iii) have been complied with and satisfied.

             (w) Subsequent to the dates as of which information is given in the Registration Statement and Prospectus and prior to the Closing Date or the Overallotment Closing Date, except as disclosed in or contemplated by the Registration Statement and Prospectus, (i) neither the Company nor its subsidiaries will have incurred any liabilities or obligations, direct or contingent, or entered into any material transactions other than in the ordinary course of business; (ii) there shall not have been any change in the capital stock, funded debt (other than regular repayments of principal and interest on existing indebtedness) or other securities of the Company or any Material Adverse Change, including any material loss or damage to the properties of the Company (whether or not such loss is insured against), which would reasonably be expected to have a Material Adverse Effect; and (iii) the Company shall not pay or declare any dividend or other distribution on its Common Stock or its other securities or redeem or repurchase any of its Common Stock or other securities.

             (x) The Company maintains and will continue to maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

             (y) For a period equal to the lesser of (i) three (3) years from the date hereof, or (ii) the sale to the public of the shares underlying the Underwriters' Warrants, the Company will not take any action or actions that may prevent or disqualify the Company's use of Form S-1 or Form S-3 for the registration under the Act of the shares underlying the Underwriters' Warrants.

             (z) For a period of three (3) years from the date hereof, use its best efforts at its cost and expense to maintain the listing of the Securities on the Nasdaq National Market System.

             (aa) Until the later of (i) the date of which the Prospectus is no longer required to be delivered in connection with sales by the Underwriters or a dealer or (ii) twenty-five (25) days after the date of the Prospectus, the Company shall not without the prior written consent of the Underwriters, which consent shall not be unreasonably withheld, issue, directly or indirectly, any press release or other communication or hold any press conference with respect to the Company or its activities or the offering contemplated hereby, other than trade releases issued in the ordinary course of the Company's business consistent with past practices with respect to the Company's operations.

         5.  PAYMENT OF EXPENSES.

             (a) The Company hereby agrees to pay on each of the Closing Date and the Overallotment Closing Date (to the extent not paid at the Closing Date) all of its and Weatherly's expenses and fees incident to the performance of the obligations of the Company and Weatherly under this Agreement and in connection with the IPO, including, without limitation: (i) the fees and expenses of accountants and counsel for the Company; (ii) all costs and expenses incurred in connection with the preparation, duplication, mailing, printing and filing of the Registration Statement and the Prospectus and any amendments and supplements thereto and the printing, mailing and delivery of the Preliminary Prospectuses and any amendments thereof or supplements thereto supplied to the Underwriters in quantities as hereinabove stated; (iii) the printing, engraving, issuance and delivery of the Securities including any transfer or other taxes payable in connection with the issuance of the Securities to the Underwriters; (iv) disbursements and fees of Underwriters' Counsel in connection with the qualification of the Securities under state or foreign securities or "Blue Sky" laws, including the costs of printing and mailing the "Preliminary Blue Sky Memorandum" and the "Supplemental Blue Sky Memorandum," if any, which Underwriters' Counsel fees (exclusive of filing fees and disbursements) shall not exceed $10,000; (v) advertising costs and expenses, including but not limited to costs and expenses in connection [with one information meeting held in New York, New York,] one tombstone advertisement, at least ten (10) sets of bound volumes of the offering documents for the Underwriters and their counsel; (vi) fees and expenses of the transfer agent; (vii) the fees payable to the NASD; and (viii) the fees and expenses incurred in connection with the listing of the Securities on the Nasdaq National Market; provided, the Company shall not be responsible for counsel fees and expenses of the Underwriters or expenses incurred by the Underwriters in connection with any "road show" conducted in connection with the IPO. All fees and expenses payable to the Underwriters hereunder shall be payable at the Closing Date or Overallotment Closing Date, as applicable.

             (b) If this Agreement is terminated by the Underwriters in accordance with the provisions of Section 6, the Company shall reimburse and indemnify the Underwriters in accordance with Section 11(c).

             (c) The Company further agrees that, in addition to the expenses payable pursuant to subsection (a) of this Section 5, it will pay to the Underwriters a non-accountable expense allowance equal to three percent (3%) of the gross proceeds received by the Company from the sale of the Firm Securities, $25,000 of which has been paid to date to the Underwriters. The Company will pay the non-accountable expense allowance on the Closing Date by wire transfer of immediately available funds or, at the election of the Underwriters, by deduction from the payment from the Underwriters to the Company as contemplated under Section 2(c). In the event the Underwriters elect to exercise the over-allotment option described in
         Section 2(b) hereof, the Company further agrees to pay to the Underwriters on the Overallotment Closing Date (by wire transfer of immediately available funds or, at the Underwriters' election, by deduction from the proceeds of the offering) a non-accountable expense allowance equal to three percent (3%) of the gross proceeds received by the Company from the sale of the Overallotment Securities.

         6. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters hereunder shall be subject to the continuing accuracy of the representations and warranties of the Company herein in all material respects as of the Closing Date and the Overallotment Closing Date, if any, as if they had been made on and as of the Closing Date or the Overallotment Closing Date, as the case may be; the accuracy on and as of the Closing Date or Overallotment Closing Date, if any, of the statements of officers of the Company made pursuant to the provisions hereof; and the performance by the Company on and as of the Closing Date and the Overallotment Closing Date, if any, of each of its covenants and obligations hereunder and to the following further conditions:

             (a) The Registration Statement shall have become effective not later than 5:30 P.M., New York time, on the date of this Agreement or such later date and time as shall be consented to in writing by the Underwriters, and, at Closing Date and the Overallotment Closing Date, if any, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending or contemplated to the knowledge of the Company by the Commission and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of Underwriters' Counsel. If the Company has elected to rely upon Rule 430A of the Rules and Regulations, the price of the Securities and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the Rules and Regulations within the prescribed time period, and prior to Closing Date the Company shall have provided evidence satisfactory to the Underwriters of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the Rules and Regulations.

             (b) The Company shall not have advised the Underwriters that the Registration Statement, or any amendment thereto, contains an untrue statement of fact which, in the Underwriters' reasonable opinion and the reasonable opinion of Underwriters' Counsel as defined below, is material or omits to state a fact which, in the Underwriters' reasonable opinion and the reasonable opinion of Underwriters' Counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Prospectus, or any supplement thereto, contains an untrue statement of fact which, in the Underwriters' reasonable opinion and the reasonable opinion of its counsel is material, or omits to state a fact which, in the Underwriters' reasonable opinion and the reasonable opinion of Underwriters' Counsel, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

             (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Securities, the Underwriters' Warrants, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby, shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

             (d) At the Closing Date and the Overallotment Closing Date, the Underwriters shall have received the opinion of Lowndes, Drosdick, Doster, Kantor & Reed, P.A., Florida counsel to the Company, dated the Closing Date, or Overallotment Closing Date, as the case may be, addressed to the Underwriters and in form and substance reasonably satisfactory to Underwriters' Counsel, to the effect that:

                 (i) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Florida with full corporate power and authority to own or lease its properties and to carry on its business as set forth in the Registration Statement and Prospectus. We confirm that the Company is qualified to do business in the following States:
             _______________;

                 (ii) Each of Victory Distribution Inc., Victory Television,
             Inc., Victory Animation Studios Inc., Lightpoint Entertainment, Inc. and Vamps Productions, Inc. (the "Florida Subsidiaries") has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Florida with full corporate power and authority to own or lease its properties and to carry on its business as set forth in the Registration Statement and Prospectus. Based solely on certificates from public officials, we confirm that the Florida

             Subsidiaries are qualified to do business in the following
             States: Victory Distribution Inc.: ______________________, Victory Television, Inc.: __________________, Victory Animation Studios
             Inc.: _________________, Lightpoint Entertainment, Inc.:
             ______________________ and Vamps Productions, Inc.:
             ______________________;

                 (iii) All issued and outstanding shares of capital stock of the
             Company have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof are not, except by reason of their own conduct or acts, subject to personal liability by reason of being such holders, and to the counsel's knowledge none of such securities were issued in violation of the preemptive rights of any holder of any security of the Company. The Securities to be sold by the Company hereunder have been duly authorized and, when issued, paid for and delivered in accordance with the terms hereof, will be validly issued, fully paid and non-assessable and conform or upon issuance will conform to the description thereof contained in the Prospectus; to such counsel's knowledge, the Securities are not subject to any preemptive or other similar rights of any shareholder of the Company; to such counsel's knowledge, the holders of the Securities shall not be personally liable for the payment of the Company's debts solely by reason of being such holders except as they may be liable by reason of their own conduct or acts; and the certificates representing the Securities are in due and proper form under applicable Florida law. The shares of Common Stock issuable upon exercise of the Underwriters' Warrants have been reserved for issuance. When certificates evidencing the shares of Common Stock issuable upon the exercise of the Underwriters' Warrants have been duly executed, countersigned, registered, issued and delivered upon exercise of the Underwriters' Warrants in accordance with the terms thereof, the shares of Common Stock issuable upon the exercise of the Underwriters' Warrants will be duly and validly issued, fully paid and non-assessable; to such counsel's knowledge, the Underwriters' Warrants and the shares of Common Stock issuable upon the exercise thereof are not subject to any preemptive or other similar rights of any shareholder of the Company;

                 (iv) To such counsel's knowledge, the authorized and
             outstanding capital stock of the Company conforms in all material respects to the description therein contained in the Prospectus under the captions "Capitalization" and "Description of Capital Stock;

                 (v) Each of this Agreement and the Underwriters' Warrants has been duly and validly authorized, executed and delivered by the Company;

                 (vi) Neither the execution and performance of this Agreement or the Underwriters' Warrants nor the consummation of the transactions herein or therein contemplated will violate any of the provisions of the articles of incorporation or bylaws, or other organizational documents, of the Company or any of its Florida Subsidiaries or, to such counsel's knowledge, violate any statute, judgment, decree, order, rule or regulation (assuming compliance with all applicable state securities and "Blue Sky" laws) of any court or governmental body of the State of Florida, the violation of which would have a Material Adverse Effect; and

                 (vii) To such counsel's knowledge, no consent, approval,
             authorization or order of, and no filing with, any court, regulatory body, government agency or other body of the State of Florida (other than such as may be required under state securities or "Blue Sky" laws, as to which no opinion need be rendered) is required in connection with the issuance by the Company of the Securities pursuant to the Prospectus and the Registration Statement, the performance of this Agreement and the taking of any action by the Company contemplated hereby or thereby, which has not been obtained, except for any such consent, approval, authorization, order or filing, the failure of which to obtain would not have a Material Adverse Effect.

             In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the State of Florida, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' Counsel) of other counsel reasonably acceptable to Underwriters' Counsel, familiar with the applicable laws of such other jurisdictions, including, but not limited to, the opinion of Cahill Gordon & Reindel referred to in subsection (e) below, and (B) as to matters of fact, to the extent they deem proper, on certificates and written statements of responsible officers of the Company and its subsidiaries and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and its subsidiaries; PROVIDED that copies of any such statements or certificates shall be delivered to Underwriters' Counsel.

             (e) At the Closing Date and the Overallotment Closing Date, the Underwriters shall have received the opinion of Cahill Gordon & Reindel, counsel to the Company, dated the Closing Date, or Overallotment Closing Date, as the case may be, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

                 (i) Victory Internet Productions, Inc. (the "Delaware
             Subsidiary") has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware with full corporate power and authority to own or lease its properties and to carry on its business as set forth in the Registration Statement and Prospectus. Based solely on certificates from public officials, we confirm that the Delaware Subsidiary is qualified to do business in the following States:______________________;

                 (ii) The Registration Statement and any post-effective
             amendments or supplements thereto (other than the financial statements, schedules and other financial and statistical data included therein, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the Act and the Rules and Regulations;

                 (iii) The Registration Statement has been declared effective under the Act, and, if applicable, filing of all pricing information has been timely made in the appropriate form under Rule 430A, and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and to such counsel's knowledge, no proceedings for that purpose have been instituted or are pending or threatened or contemplated under the Act;

                 (iv) To such counsel's knowledge, there are no material
             contracts or other documents required to be described in the Registration Statement and the Prospectus and filed as exhibits to the Registration Statement other than those described in the Registration Statement and the Prospectus and filed as exhibits thereto;

                 (v) Each of this Agreement and the Underwriters' Warrants has been duly and validly authorized, executed and delivered by the Company. Each of this Agreement and the Underwriters' Warrants constitutes a legally valid and binding agreement of the Company, enforceable as against the Company in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law or pursuant to public policy);

                 (vi) Neither the execution and performance of this Agreement or the Underwriters' Warrants nor the consummation of the transactions herein or therein contemplated will conflict with, result in the material breach of, or constitute, either by itself or upon notice or the passage of time or both, a material default under, any Material Agreement, or violate any of the provisions of the certificate of incorporation or bylaws, or other organizational documents, of the Delaware Subsidiary or, so far as is known to such counsel, violate any statute, judgment, decree, order, rule or regulation (assuming compliance with all applicable state securities and "Blue Sky" laws and assuming compliance with the rules and regulations of the NASD) of any court or governmental body of the United States of America, the State of New York or in respect of the General Corporation Law of the State of Delaware, the violation of which would have a Material Adverse Effect on the Company and its subsidiaries;

                 (vii) No consent, approval, authorization or order of, and no filing with, any court, regulatory body, government agency or other body of the United States of America, the State of New York or in respect of the General Corporation Law of the State of Delaware (other than such as may be required under state securities or "Blue Sky" laws or by the NASD, as to which no opinion need be rendered) is required in connection with the issuance by the Company of the Securities pursuant to the Prospectus and the Registration Statement, the performance of this Agreement and the taking of any action by the Company contemplated hereby or thereby, which has not been obtained, except for any such consent, approval, authorization, order or filing which would not reasonably be expected to have a Material Adverse Effect; and

                 (viii) To such counsel's knowledge, except as described in the
             Prospectus or as have been waived, no person, corporation, trust, partnership, association or other entity holding securities of the Company has the contractual right to include and/or register any securities of the Company in the Registration Statement.

             In addition, such counsel shall also include a statement to the effect that they have participated in conferences with officers and other representatives of the Company, representatives of the Underwriters, counsel for the Underwriters and representatives of the independent accountants for the Company at which the contents of the Registration Statement, the Prospectus and related matters were discussed, and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus (except to the extent specified elsewhere in such letter), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Company), no facts have come to the attention of such counsel that causes such counsel to believe that the Registration Statement at the time it became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date or as of the Closing Date or the Overallotment Closing Date contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel has not been requested to and does not express any comment with respect to the financial statements and schedules and other financial and statistical data included in the Registration Statement and the Prospectus).

             In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' Counsel) of other counsel reasonably acceptable to Underwriters' Counsel, familiar with the applicable laws of such other jurisdictions, including, but not limited to, the opinion of Lowndes, Drosdick, Doster, Kantor & Reed, P.A. referred to in subsection (d) above, and (B) as to matters of fact, to the extent they deem proper, on certificates and written statements of responsible officers of the Company and its subsidiaries and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company; PROVIDED that copies of any such statements or certificates shall be delivered to Underwriters' Counsel.

             (f) At the Closing date and the Overallotment Closing Date, the Underwriters shall have received an opinion of ____________________, intellectual property counsel to the Company, dated the Closing Date or the Overallotment Closing Date, as the case may be, addressed to the Underwriters and in form and substance reasonably acceptable to Underwriters' Counsel, to the effect that, except as set forth in the Prospectus, the Company and its subsidiaries own the right, title and interest in and to any Intellectual Property used in the Company's business or licensed by the Company or its subsidiaries for use by others; and to the knowledge of such counsel, there are no pending or threatened proceedings or litigation challenging the validity of such Intellectual Property or any license for use of such item.

             (g) On or prior to each of the Closing Date and the Overallotment Closing Date, Underwriters' Counsel shall have been furnished such documents and certificates as they may reasonably require and request for the purpose of enabling them to review or pass upon the matters referred to in subsection (c) of this Section 6, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions herein contained.

             (h) Prior to the Closing Date and the Overallotment Closing Date, if any: (i) there shall have been no Material Adverse Change or development involving a prospective Material Adverse Change, whether or not in the ordinary course of business, from the latest dates as of which the financial condition of the Company is set forth in the Registration Statement and Prospectus; (ii) there shall have been no transaction, not in the ordinary course of business, entered into by the Company or any of its subsidiaries, from the latest date as of which the financial condition of the Company is set forth in the Registration Statement and Prospectus which is materially adverse to the Company and its subsidiaries, taken as a whole; (iii) neither the Company nor any of its subsidiaries shall be in default under any provision of any instrument relating to any outstanding indebtedness for money borrowed, except as described in the Prospectus, which would have a Material Adverse Effect; (iv) no material assets of the Company or its subsidiaries shall have been pledged or mortgaged, except as set forth in the Registration Statement and Prospectus; (v) no action, suit or proceeding, at law or in equity, shall have been pending or to its knowledge threatened against the Company or its subsidiaries, or affecting any of their respective properties or businesses before or by any court or federal, state or foreign commission, board or other administrative agency wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect, except as set forth in the Registration Statement and Prospectus; and (vi) no stop order shall have been issued under the Act and no proceedings thereof or shall have been initiated, threatened or contemplated by the Commission.

             (i) At the Closing Date and the Overallotment Closing Date, if any, the Underwriters shall have received a certificate of the Company signed by the principal executive officer and by the chief financial or chief accounting officer of the Company, dated the Closing Date or Overallotment Closing Date, as the case may be, to the effect that:

                 (i) The representations and warranties of the Company in this
             Agreement are, in all material respects, true and correct, as if made on and as of the Closing Date or the Overallotment Closing Date, as the case may be, and the Company has complied in all material respects with all agreements and covenants and satisfied in all material respects all conditions contained in this Agreement on its part to be performed or satisfied at or prior to such Closing Date or Overallotment Closing Date, as the case may be; and

                 (ii) No stop order suspending the effectiveness of the
             Registration Statement has been issued, and no proceedings for that purpose have been instituted or are pending or, to such person's knowledge, are contemplated or threatened under the Act.

             References to the Registration Statement and the Prospectus in this subsection (i) are to such documents as amended and supplemented at the date of such certificate.

             (j) (A) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, or (B) since such date there shall not have been any Material Adverse Change in the capital stock or long-term debt of the Company or any of its subsidiaries or any Material Adverse Change, or any development involving a prospective Material Adverse Change, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Underwriters, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered on such Closing Date and the Overallotment Closing Date on the terms and in the manner contemplated in the Prospectus.

             (k) At the time this Agreement is executed, the Underwriters shall have received a letter, dated such date, addressed to the Underwriters in form and substance satisfactory in all respects (including the non-material nature of the changes or decreases, if any, referred to in clause (iii) below) to the Underwriters, from BDO Seidman, LLP:

                 (i) confirming that they are independent public accountants with respect to the Company within the meaning of the Act and the applicable Rules and Regulations;

                 (ii) stating it is their opinion that the consolidated
             financial statements and supporting schedules of the Company included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations thereunder;

                 (iii) stating that, on the basis of a limited review which included a reading of the latest available unaudited interim consolidated financial statements of the Company (with an indication of the date of the latest available unaudited interim consolidated financial statements), a reading of the latest available minutes of the shareholders and board of directors and the various committees of the board of directors of the Company, consultations with officers and other employees of the Company responsible for financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention that would lead them to believe that (A) at a specified date not more than five (5) days prior to the Effective Date of the Registration Statement, there has been any change in the capital stock or long-term debt of the Company, or any decrease in the shareholders' equity or net current assets of the Company as compared with amounts shown in the financial statements included in the Registration Statement, other than as set forth in or contemplated by the Registration Statement, or, if there was any change or decrease, setting forth the amount of such change or decrease, and
             (B) during the period from July 1, 2000 to a specified date not more than five (5) days prior to the Effective Date of the Registration Statement, there was any decrease in net revenues, net earnings or increase in net earnings per common share of the Company, in each case as compared with the corresponding period beginning July 1, 1999, other than as set forth in or contemplated by the Registration Statement, or, if there was any such decrease or increase, setting forth the amount of such decrease;

                 (iv) stating that they have compared specific dollar amounts, numbers of securities, percentages of revenues and earnings, statements and other financial information pertaining to the Company set forth in the Prospectus in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets, of the Company and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter and found them to be in agreement;

                 (v) stating that they have not during the immediately preceding five (5) year period brought to the attention of the Company's management any "material weakness," as defined in Statement of Auditing Standard No. 60 "Communication of Internal Control Structure Related Matters Noted in an Audit," in the Company's internal controls; and

                 (vi) statements as to such other matters incident to the
             transaction contemplated hereby as the Underwriters may reasonably request.

             (l) At the Closing Date and the Overallotment Closing Date, the Underwriters shall have received from BDO Seidman, LLP, a letter, dated as of the Closing Date, or Overallotment Closing Date, as the case may be, to the effect that they reaffirm that statements made in the letter furnished pursuant to subsection (k) of this Section 6, except that the specified date referred to shall be a date not more than five days prior to the Closing Date and, if the Company has elected to rely on Rule 430A of the Rules and Regulations, to the further effect that they have carried out procedures as specified in clause (v) of subsection
         (k) of this Section with respect to certain amounts, percentages and financial information as specified by the Underwriters and deemed to be a part of the Registration Statement pursuant to Rule 430A(b) and have found such amounts, percentages and financial information to be in agreement with the records specified in such clause (v).

             (m) On each of the Closing Date and Overallotment Closing Date, if any, there shall have been duly tendered to the Underwriters for their accounts the appropriate number of Securities against payment therefor.

             (n) No order suspending the sale of the Securities in any jurisdiction designated by the Underwriters pursuant to subsection (e) of Section 4 hereof shall have been issued on either the Closing Date or the Overallotment Closing Date, if any, and no proceedings for that purpose shall have been instituted or to its knowledge or that of the Company shall be contemplated.

         If any condition to the Underwriters' obligations hereunder to be fulfilled prior to or at the Closing Date or the Overallotment Closing Date, as the case may be, is not so fulfilled, the Underwriters may terminate this Agreement or, if the Underwriters so elects, they may waive any such conditions which have not been fulfilled or extend the time for their fulfillment.

         7. INDEMNIFICATION AND CONTRIBUTION.

             (a) The Company agrees to indemnify and hold harmless each Underwriter, each of their respective directors, officers, employees, agents and each person, if any, who controls any of the Underwriters within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (the "Underwriter Indemnified Parties" or, individually, "Underwriter Indemnified Party"), against any losses, claims, damages, or liabilities, joint or several, to which such Underwriters Indemnified Parties may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

                 (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto; or

                 (ii) the omission or alleged omission to state, in such
             Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto.

         The Company will reimburse, as incurred, the Underwriter Indemnified Parties for any amounts reasonably incurred by the Underwriter Indemnified Parties in connection with investigating, defending against, or appearing as a third-party witness in connection with any loss, claim, damage, liability, action, investigation, litigation or proceeding, including legal fees, accounting, investigative or other expenses; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by the Underwriters specifically for use therein. Solely with respect to any Preliminary Prospectus, the foregoing indemnity agreement shall not inure to the benefit of any Underwriter from whom the person asserting any loss, claim, damage, or liability purchased Securities, or any person controlling such Underwriter, if copies of the Prospectus were timely delivered by the Company to the Underwriters pursuant to this Agreement and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense. This indemnity agreement will be in addition to any liability which the Company may otherwise have to each of the Underwriter Indemnified Parties.

         The Company will not, without the prior written consent of the Underwriters, settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which any liability could be asserted against any Underwriter Indemnified Party or indemnification could be sought hereunder (whether or not the Underwriter Indemnified Party is a party to such claim, action, suit, or proceeding), unless such settlement, compromise or consent includes an unconditional general release of the Underwriter Indemnified Party from all liability arising out of such claim, action, suit or proceeding.

             (b) Each of the Underwriters, severally and not jointly, will indemnify and hold harmless the Company, its directors, officers, employees, agents and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (the "Company Indemnified Parties") against, any losses, claims, damages or liabilities to which the Company Indemnified Parties may become subject under the Act or otherwise, but only insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or (ii) the omission or the al-leged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or necessary to make the statements therein not misleading, in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Underwriters specifically for use therein. Subject to the limitation set forth immediately preceding this clause, the Underwriters will reimburse, as incurred, any amounts reasonably incurred by the Company Indemnified Parties in connection with investigating or defending any such loss, claim, damage or liability, or any action in respect thereof, including legal fees, accounting, investigative or other expenses. This indemnity agreement will be in addition to any liability which the Underwriters may otherwise have to each of the Company Indemnified Parties.

             (c) Promptly after receipt by an indemnified party under subsection 7(a) or 7(b) hereof of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection 7(a) or 7(b), notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection, unless and to the extent that such indemnifying party did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights or defenses. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; PROVIDED, HOWEVER, that if the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it which are different from, additional to or inconsistent with those available to the indemnifying party, such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties, and the indemnifying party shall bear the cost of any legal fees or other expenses subsequently incurred by the indemnified party in connection with its defense. It is understood that no indemnifying party shall, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all indemnified parties, and that all such fees and expenses shall be reimbursed as they are incurred.

         If the indemnified party may not reasonably conclude that there may be one or more legal defenses available to it which are different from, additional to or inconsistent with those available to the indemnifying party, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal fees or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel and (ii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party has been given, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

             (d) In circumstances in which the indemnification provided for in subsection 7(a) or 7(b) is unavailable or insufficient to hold harmless an indemnified party in respect of the losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided for in the foregoing sentence is not permitted by applicable law, then each party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits, but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the IPO (net of underwriting discounts and commissions but before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and other equitable considerations appropriate in the circumstances. The Company and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph. Notwithstanding any other provision of this paragraph, the Underwriters shall not be obligated to make contributions hereunder that in the aggregate exceed the total compensation actually received by the Representative or Underwriters, as applicable, less the aggregate amount of any damages that the Underwriters had otherwise been required to pay in respect of the same or any substantially similar claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

         8. SUBSTITUTION OF UNDERWRITERS. If any Underwriter shall for any reason not permitted hereunder cancel its obligations to purchase the Firm Securities hereunder, or shall fail to take up and pay for the Firm Securities set forth opposite its name on Schedule 1 hereto upon tender of such Firm Securities in accordance with the terms hereof, then the remaining Underwriters shall have the right to take up and pay for the Firm Securities which the defaulting Underwriter agreed but failed to purchase. If such remaining Underwriters do not, at the Firm Closing Date, take up and pay for the Firm Securities which the defaulting Underwriter agreed but failed to purchase, the time for delivery of the Firm Securities shall be extended to the next business day to allow the remaining Underwriters the privilege of substituting within twenty-four (24) hours another Underwriter or Underwriters satisfactory to the Company. If no such Underwriter or Underwriters shall have been substituted as aforesaid, within such twenty-four (24) hour period, the time of delivery of the Firm Securities may, at the option of the Company, be again extended to the next following business day, if necessary, to allow the Company the privilege of finding within twenty-four (24) hours another Underwriter or Underwriters to purchase the Firm Securities which the defaulting Underwriter agreed but failed to purchase. If it shall be arranged for the remaining Underwriters or substituted Underwriters to take up the Firm Securities of the defaulting Underwriter, (i) the Company or the Underwriters shall have the right to postpone the time of delivery for a period of not more than 7 business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or Prospectus, or in any other document or arrangements, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus which may thereby be made necessary, and (ii) respective numbers of Firm Securities to be purchased by the remaining Underwriters or substituted Underwriters shall be taken as the basis of the underwriting obligation for all purposes of this Agreement.

         If there is an event of default by any Underwriter and (i) the remaining Underwriters fails to take up and pay for all the Firm Securities agreed to be purchased by the defaulting Underwriter or substitute another Underwriter, and (ii) the Company does not find or elects not to find another Underwriter for such Firm Securities, then this Agreement shall terminate.

         9. REPRESENTATIONS AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Company submitted pursuant hereto shall be deemed to be representations, warranties and agreements at the Closing Date and the Overallotment Closing Date, as the case may be, and such representations, warranties and agreements of the Company and of the Underwriters and the indemnity agreements contained in Section 7 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriters, the Company or any controlling person, and shall survive termination of this Agreement or the issuance and delivery of the Securities to the Underwriters.

         10. EFFECTIVE DATE. This Agreement shall become effective at 9:30 a.m., New York City time, on the next full business day following the date hereof, or at such earlier time after the Registration Statement becomes effective as the Underwriters, in their discretion, shall release the Securities for the sale to the public; provided, however, that the provisions of Sections 5, 7 and 11 of this Agreement shall at all times be effective. For purposes of this Section 10, the Securities to be purchased hereunder shall be deemed to have been so released upon the earlier of dispatch by the Underwriters of telegrams to securities dealers releasing such Securities for offering or the release by the Underwriters for publication of the first newspaper advertisement which is subsequently published relating to the Securities.



         11. TERMINATION.

             (a) The Underwriters shall have the right to terminate this
         Agreement: (i) if any calamitous domestic or international event or act or occurrence has materially disrupted, general securities markets in the United States; or (ii) if trading on the New York Stock Exchange, the Nasdaq National Market, or in the over-the-counter market shall have been suspended or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required on the over-the-counter market by the NASD or by order of the Commission or any other government authority having jurisdiction; or
         (iii) if the United States shall have become involved in a war or major hostilities; or (iv) if a banking moratorium has been declared by a New York or federal authority; or (v) if any other substantial national or international calamity or emergency shall have occurred that in the Underwriters' reasonable judgment would make it inadvisable or impracticable to proceed with the offering covered in Section 6 (i), sale or delivery of the Securities.

             (b) Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement (including, without limitation, pursuant to Sections 8 and 11(a) hereof), and whether or not this Agreement is otherwise carried out, the provisions of Section 5(a) and Section 7 shall not be in any way affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

             (c) In addition to any agreement to indemnify the Underwriters for any other amounts due the Underwriters pursuant to this Agreement or any other agreement, if the Company or the Underwriters decides not to proceed with the IPO for any reason other than for termination of this Agreement pursuant to Section 8, the Company will be obligated to reimburse the Underwriters for its out-of-pocket expenses including reasonable accounting and legal fees, exclusive of amounts previously paid or to be paid in accordance with Section 5(a).

         12. VENUE; SUBMISSION TO JURISDICTION. The Company (a) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (b) waives any objection which the Company may have now or hereafter to the venue of any such suit, action or proceeding, and (c) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York and the United States District Court for the Southern District of New York in any such suit, action or procedure. Each of the Company and the Underwriters further agrees to accept and acknowledge service of any and all process which may be served in any suit, action or proceeding in the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, and agrees that service of process upon the Company mailed by certified mail to the Company's address shall be deemed in every respect effective service of process upon the Company in any such suit, action or proceeding. In the event of litigation between the parties arising hereunder, the prevailing party shall be entitled to costs and reasonable attorney's fees.

         13. NOTICES. All notices and communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to Weatherly Securities Corp., Two World Trade Center, Suite 2946, New York, New York 10048,
Attention: Jack Najarian, with a copy to Ruskin, Moscou, Evans & Faltischek, P.C., 170 Old Country Road, Mineola, New York 11501-4366, Attention: Michael L. Faltischek, Esq. Notices to the Company shall be directed to the Company at 1000 Universal Studios Plaza, Building 22A, Orlando, Florida 32819, with a copy to Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005, Attention:
Gerald S. Tanenbaum, Esq. Parties may change address for giving notices by written notice in accordance with this Section.

         14. PARTIES. This Agreement shall inure solely to the benefit of and shall be binding upon, the Underwriters, the Company and the controlling persons, directors and officers referred to in Section 7 hereof, and their respec-tive successors and assigns, and their respective heirs and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained. No purchaser of Securities from the Underwriters shall be deemed to be a successor by reason merely of such purchase.

         15. APPLICABLE LAW/CONSTRUCTION. This Agreement shall be governed by and construed and enforced in accordance with the law of the State of New York without giving effect to any choice of law or conflict of laws principles.

         16. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to be one and the same instrument.

         17. WAIVER. The waiver by either party of the breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach.

         18. ASSIGNMENT. Except as otherwise provided within this Agreement, neither party hereto may transfer or assign this Agreement without prior written consent of the other party.

         19. TITLES AND CAPTIONS. All article, section and paragraph titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor affect the interpretation of this Agreement.

         20. PRONOUNS AND PLURALS. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the Person or Persons may require.

         21. ENTIRE AGREEMENT. This Agreement contains the entire understanding between and among the parties and supersedes all prior and contemporaneous understandings and agreements among them respecting the subject matter of this Agreement.

             If the foregoing correctly sets forth the understanding between the Underwriters and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                                Very truly yours,

                                VICTORY ENTERTAINMENT CORP.


                                By:
                                   -----------------------------------
                                   Name:  Michael Gerber
                                   Title: President and
                                          Chief Executive Officer

         Confirmed and accepted as of the date first above written.

WEATHERLY SECURITIES CORP.
M.R. BEAL & COMPANY, as Representatives
of the Several Underwriters Named in
Schedule 1 Hereto

By:  WEATHERLY SECURITIES CORP.


By:
    ------------------------------------
    Name:  John S. Matthews
    Title: Chief Executive Officer

                                   SCHEDULE 1


UNDERWRITERS                                            NUMBER OF SECURITIES
Weatherly Securities Corp.

M.R. Beal & Company

                                                                       EXHIBIT 1

                                LOCK-UP AGREEMENT


                                             May 17, 2000

VICTORY ENTERTAINMENT CORP.
1000 Universal Studios Plaza
Building 22A
Orlando, Florida 32819

             RE: VICTORY ENTERTAINMENT CORP. - INITIAL PUBLIC OFFERING

Ladies and Gentlemen:

            The undersigned understands that Victory Entertainment Corp., a Florida corporation (the "COMPANY"), proposes to enter into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") with the several Underwriters (the "UNDERWRITERS") to be named therein, providing for the initial public offering (the "PUBLIC OFFERING") by the several Underwriters of common stock of the Company (the "COMMON STOCK").

            In consideration of the Underwriters' agreement to purchase and make the Public Offering of the Common Stock, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of the Company, which will not be granted without the written consent of the Underwriters, the undersigned will not, during the period commencing on the date of the final prospectus relating to the Public Offering (the "PROSPECTUS") and ending 365 days thereafter, (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock, or any securities of the Company which are substantially similar to the Common Stock, including, but not limited to, (x) any securities convertible into or exercisable or exchangeable for Common Stock or (y) any shares of Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission, or (2) enter into any swap, option, future, forward or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock or any securities of the Company which are substantially similar to the Common Stock, including, but not limited to, any securities convertible into or exercisable or exchangeable for Common Stock, whether any such transaction described in clause
(1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. In addition, the undersigned agrees that, without the prior written consent of Company, which will not be granted without the written consent of the Underwriters, it will not, during the aforementioned 365-day period, make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any securities of the Company which are substantially similar to the Common Stock, including, but not limited to, any securities convertible into or exercisable or exchangeable for Common Stock.

            Notwithstanding the foregoing, this Lock-Up Agreement shall not apply to shares of Common Stock purchased by the undersigned in the Public Offering or in the open market following the consummation of the Public Offering. In addition, if the undersigned is an individual, he or she may transfer any Common Stock either during his or her lifetime or on death by will or by intestacy (1) to his or her immediate family, (2) to a trust or other entity the beneficiaries or equity holders of which are exclusively the undersigned and/or a member or of his or her immediate family or (3) as a charitable contribution; PROVIDED, HOWEVER, that in any such case it shall be a condition to such transfer that the transferee execute an agreement stating that the transferee is receiving and holding the Common Stock transferred subject to the provisions of this Lock-Up Agreement, and there shall be no further transfer of such Common Stock except in accordance with this Lock-Up Agreement. For purposes of this Lock-Up Agreement, "IMMEDIATE FAMILY" shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor.

            In furtherance of the foregoing, the Company and any duly appointed transfer agent for the registration or transfer of the securities described herein are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

            The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned hereunder shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

            The undersigned understands that, if the Underwriting Agreement is not executed on or before March 31, 2001, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, the undersigned shall be released from all obligations under this Lock-Up Agreement.

            The undersigned agrees to comply with any additional restriction or condition on the disposition of the securities described herein which may be required to qualify the offering of the shares in any jurisdiction in accordance with the blue sky or securities laws of such jurisdiction.

            To enable the Company and the Underwriters to enforce the foregoing, the undersigned hereby consents to the placing of restrictive legends consistent with this Lock-Up Agreement upon the certificates evidencing the securities described herein and to the entry of stop-transfer orders consistent with this Lock-Up Agreement on the books and records of the transfer agent of such securities with respect to any such securities registered in the name of the undersigned or beneficially owned by the undersigned. The Company agrees to instruct the transfer agent to place such legends and enter such stop-transfer orders and not to transfer any such securities without the consent of the Company and the Underwriters as set forth herein.

            The undersigned understands that the Underwriters will be entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Lock-Up Agreement.

            THIS LOCK-UP AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

                                Very truly yours,


                                --------------------------------
                                Fill in Name


                                (a)By:
                                      --------------------------
                                      Name:
                                      Title:

Accepted as of the date
first set forth above:

VICTORY ENTERTAINMENT CORP.



By:
    --------------------------
    Name:
    Title:



----------
(a) To be filled in if this Lock-Up Agreement is being signed on behalf of a corporation, partnership, trust or other entity.

                                                                       EXHIBIT 2



                                LOCK-UP AGREEMENT


                                             May 10, 2000

VICTORY ENTERTAINMENT CORP.
1000 Universal Studios Plaza
Building 22A
Orlando, Florida 32819

                RE: VICTORY ENTERTAINMENT CORP. - INITIAL PUBLIC OFFERING

Ladies and Gentlemen:

            The undersigned understands that Victory Entertainment Corp., a Florida corporation (the "COMPANY"), proposes to enter into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") with the several Underwriters (the "UNDERWRITERS") to be named therein, providing for the initial public offering (the "PUBLIC OFFERING") by the several Underwriters of common stock of the Company (the "COMMON STOCK").

            In consideration of the Underwriters' agreement to purchase and make the Public Offering of the Common Stock, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of the Company, which will not be granted without the written consent of the Underwriters, the undersigned will not, during the period commencing on the date of the final prospectus relating to the Public Offering (the "PROSPECTUS") and ending 365 days thereafter, (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock, or any securities of the Company which are substantially similar to the Common Stock, including, but not limited to, (x) any securities convertible into or exercisable or exchangeable for Common Stock or (y) any shares of Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission, or (2) enter into any swap, option, future, forward or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock or any securities of the Company which are substantially similar to the Common Stock, including, but not limited to, any securities convertible into or exercisable or exchangeable for Common Stock, whether any such transaction described in clause
(1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. In addition, the undersigned agrees that, without the prior written consent of Company, which will not be granted without the written consent of the Underwriters, it will not, during the aforementioned 365-day period, make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any securities of the Company which are substantially similar to the Common Stock, including, but not limited to, any securities convertible into or exercisable or exchangeable for Common Stock.

            Notwithstanding the foregoing, if the average closing price for the Common Stock on the Nasdaq National Market during any calendar month ending 180 days or more after the date of the Prospectus exceeds the IPO price by at least 50%, and the average daily trading volume of the Common Stock on the Nasdaq National Market for that month exceeds 20% of the number of shares of Common Stock issued in the Public Offering, then this Lock-Up Agreement shall be released for (and the undersigned will thereafter be allowed to sell) up to 5% of the number of shares of outstanding Common Stock which the undersigned held immediately prior to date of the Prospectus. During the one-year period following the Public Offering in which this Lock-Up Agreement will be in effect, this test will run with respect to each calendar month ending 180 days or more after the date of the Prospectus.

            In addition, this Lock-Up Agreement shall not apply to shares of Common Stock purchased by the undersigned in the Public Offering or in the open market following the consummation of the Public Offering. In addition, if the undersigned is an individual, he or she may transfer any Common Stock either during his or her lifetime or on death by will or by intestacy (1) to his or her immediate family, (2) to a trust or other entity the beneficiaries or equity holders of which are exclusively the undersigned and/or a member or of his or her immediate family or (3) as a charitable contribution; PROVIDED, HOWEVER, that in any such case it shall be a condition to such transfer that the transferee execute an agreement stating that the transferee is receiving and holding the Common Stock transferred subject to the provisions of this Lock-Up Agreement, and there shall be no further transfer of such Common Stock except in accordance with this Lock-Up Agreement. For purposes of this Lock-Up Agreement, "IMMEDIATE FAMILY" shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor.

            In furtherance of the foregoing, the Company and any duly appointed transfer agent for the registration or transfer of the securities described herein are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

            The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned hereunder shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

            The undersigned understands that, if the Underwriting Agreement is not executed on or before March 31, 2001, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, the undersigned shall be released from all obligations under this Lock-Up Agreement.

            The undersigned agrees to comply with any additional restriction or condition on the disposition of the securities described herein which may be required to qualify the offering of the shares in any jurisdiction in accordance with the blue sky or securities laws of such jurisdiction.

            To enable the Company and the Underwriters to enforce the foregoing, the undersigned hereby consents to the placing of restrictive legends consistent with this Lock-Up Agreement upon the certificates evidencing the securities described herein and to the entry of stop-transfer orders consistent with this Lock-Up Agreement on the books and records of the transfer agent of such securities with respect to any such securities registered in the name of the undersigned or beneficially owned by the undersigned. The Company agrees to instruct the transfer agent to place such legends and enter such stop-transfer orders and not to transfer any such securities without the consent of the Company and the Underwriters as set forth herein.

            The undersigned understands that the Underwriters will be entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Lock-Up Agreement.

            THIS LOCK-UP AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

                                Very truly yours,


                                --------------------------------
                                Fill in Name


                                (a)By:
                                      --------------------------
                                      Name:
                                      Title:


Accepted as of the date
first set forth above:

VICTORY ENTERTAINMENT CORP.



By:
   --------------------------
   Name:
   Title:




----------
(a) To be filled in if this Lock-Up Agreement is being signed on behalf of a corporation, partnership, trust or other entity.